FINANCIAL INVESTORS TRUST

ALPS | ALERIAN MLP INFRASTRUCTURE INDEX FUND

(the “Fund”)

SUPPLEMENT DATED FEBRUARY 4, 2014

TO THE PROSPECTUS DATED AUGUST 31, 2013, AS SUPPLEMENTED

The information under the caption “ALPS/Alerian MLP Infrastructure Index Fund - Index Provider” in the section of the Fund’s Prospectus titled “Management” on page 74 thereof is hereby deleted and replaced in its entirety with the following:

Index Provider

Alerian is the index provider for the Fund. Alerian is an independent company that provides objective market information and is a leader of MLP-market intelligence, providing benchmarks, data sets, and analytics that are used extensively by a range of stakeholders such as investment banks, stock exchanges, investment professionals and consultants, and Master Limited Partnerships. The company started its business of developing and maintaining financial indexes, including the Index, on March 20, 2008. Alerian has entered into an index licensing agreement (the “Licensing Agreement”) with the Adviser to allow the Adviser’s use of the Index for the operation of the Fund. The Adviser pays licensing fees to Alerian from the Adviser’s management fees or other resources.

Please retain this supplement for future reference.